SUPPLEMENT DATED JUNE 28, 2005

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The following Supplements the section of each of the Prospectuses for the Funds listed below entitled “Management”:

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the Manager and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the Manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

SALOMON BROTHERS SERIES FUNDS INC	April 29, 2005

SALOMON FUNDS TRUST	April 29, 2005
SALOMON BROTHERS MID CAP FUND
SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
SALOMON BROTHERS NEW YORK TAX FREE BOND FUND

SALOMON BROTHERS CAPITAL FUND INC	April 29, 2005

SALOMON BROTHERS INVESTORS VALUE FUND INC	April 29, 2005

SALOMON BROTHERS OPPORTUNITY FUND INC	December 30, 2004

SB ADJUSTABLE RATE INCOME FUND	September 28, 2004
Salomon Brothers Classes Of Shares

SMITH BARNEY INVESTMENT SERIES
SB GROWTH AND INCOME FUND	February 25, 2005
Salomon Brothers Classes Of Shares
SB GOVERNMENT PORTFOLIO	February 25, 2005
Salomon Brothers Class B Shares

SMITH BARNEY INCOME FUNDS
SB CAPITAL AND INCOME FUND	April 29, 2005
Salomon Brothers Classes Of Shares
SB CONVERTIBLE FUND	November 26, 2004
Salomon Brothers Classes Of Shares

CITIFUNDS TRUST I
SALOMON BROTHERS AGGRESSIVE GROWTH FUND	March 30, 2004

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